                                                            EXHIBIT 1A(10)


[LOGO] LUTHERAN BROTHERHOOD
       A Fraternal Benefit Society
       Minneapolis, MN  55415


                   APPLICATION FOR VARIABLE LIFE INSURANCE
                   =======================================


/  1 /  PROPOSED INSURED     PLEASE PRINT IN BLACK INK                PART I
============================================================================
 First               Middle               Last        Soc Sec #

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 Street Address (Residence of Proposed Insured)

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 City                               State           Zip

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 Sex  Date of Birth  Age  Birth State  Marital Status  Phone# Day (  )

       Mo  Day  Yr                                            Eve (  )
----------------------------------------------------------------------------



/  2 /  OTHER PROPOSED INSURED         (Spouse Rider or joint life contract)
============================================================================
 First          Middle           Last                 Soc Sec #

----------------------------------------------------------------------------
 Date of Birth      Age      Birth State       Relationship to person in #1

  Mo  Day  Yr
----------------------------------------------------------------------------

 If address/phone number of Other Proposed Insured is different from number 1, write this information in number 6.



/  3 /  JUVENILE OTHER PROPOSED INSURED(S)          (Child Rider, ages 0-18)
============================================================================
 First          Middle           Last                 Soc Sec #

----------------------------------------------------------------------------
 Date of Birth      Age      Birth State       Relationship to person in #1

  Mo  Day  Yr
----------------------------------------------------------------------------

 First          Middle           Last                 Soc Sec #

----------------------------------------------------------------------------
 Date of Birth      Age      Birth State       Relationship to person in #1

  Mo  Day  Yr
----------------------------------------------------------------------------

 First          Middle           Last                 Soc Sec #

----------------------------------------------------------------------------
 Date of Birth      Age      Birth State       Relationship to person in #1

  Mo  Day  Yr
----------------------------------------------------------------------------

 If address/phone number of Juvenile Other Proposed Insured(s) is different from number 1, write this information in number 6.



/  4 /  MEMBERSHIP
============================================================================
 Is each proposed insured currently a member
 of Lutheran Brotherhood?                              / /  Yes      / /  No

 (If No, complete Membership application for each proposed insured not currently a member.)

 Give contract/account number(s) of any proposed
 insured member (LB/LBVIP/LBSC)                      #
                                                      ----------------------



                                          (Complete only if Proposed Insured
/  5 /  ADULT APPLICANT                     named in number 1 is age 0-17.)
============================================================================
 First               Middle               Last        Soc Sec #

----------------------------------------------------------------------------
 Street Address (Residence of Proposed Insured)

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 City                               State           Zip

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 Sex  Date of Birth  Age  Birth State  Marital Status  Phone# Day (  )

       Mo  Day  Yr                                            Eve (  )
----------------------------------------------------------------------------

         OWNERSHIP FOR PROPOSED INSURED AGE 0-17 NAMED IN NUMBER 1
                      (Referred to as "Insured" below)

 Before the Insured's 18th birthday, the Adult Applicant will be the Owner of the contract, unless another Owner is named as Third Party Owner in number 10. If the Owner dies before the Insured's 18th birthday, the Beneficiary will be the Owner. If the Beneficiary does not survive the Insured, a surviving parent or legally appointed guardian of the Insured will be the Owner. If no Third Party Owner has been named, the Insured will become the Owner of the contract on his/her 18th birthday. The Adult Applicant will no longer own the contract. Any Third party owner named will continue to own the contract unless ownership has been changed through assignment.



/  6 /  DETAILS AND ENDORSEMENTS
============================================================================
 Special Requests/Details






----------------------------------------------------------------------------
 HOME OFFICE ENDORSEMENTS (HOME OFFICE USE ONLY.)



----------------------------------------------------------------------------



/  7 /  VARIABLE LIFE INSURANCE
============================================================================

 a.  BASIC BENEFIT:

     Initial Face Amount $
                          ----------------------

     / /  Variable Universal Life (VUL)     / /  Option A     / /  Option B

     / /
          -------------------------------------------


 b.  TERM RIDERS:

     / /  Spouse Rider $
                        ------------------------

     / /  Child Rider for future children (If no covered children at time of application)

     / /  Child Rider $
                       -------------------------
         (Reduced Death Benefits for Child Rider:
           Birth through age 14 days -- no benefit.
           Age 15 days to age 6 months -- 50% of the Child Rider amount. Age 6 months and up -- amount of the Child Rider.)

     / /
          --------------------------------------


 c.  ADDITIONAL BENEFITS:

     /X/  Waiver of Selected Amount (WSA) $
                                           --------------------------
          (If no amount is given, benefit
            amount will be based on the
            Monthly Deduction.)

     / /
          -----------------------------------------------------------

     / /
          -----------------------------------------------------------

     /X/  Cost of Living Benefit (COLA)

     / /  Accidental Death Benefit (ADB) $
                                          ---------------------------

     / /  Guaranteed Increase Option (GIO) $
                                            -------------------------
          (Not available with
            Third Party Owner)

     / /
          -----------------------------------------------------------



                                (PREMIUM ALLOCATIONS
/  8 /  PREMIUM ALLOCATION        MUST TOTAL 100% AND BE IN WHOLE NUMBERS.)
============================================================================

 Growth   %  High Yield   %  Income   %  Money Market   %                  %
       ---             ---         ---               --- -------------  ---
                                                            (Other)



                           (If someone other than the Owner(s) is to be
/  9 /  PREMIUM PAYMENTS     billed, give billing instructions in number 6.)
============================================================================
                                                    H.O. USE /  DT  / BATCH

                                                   =========================
 Payment with Application $
                           -----------------------

 Bill for Premiums of $
                       ---------------------------

 Planned Annual Premium $
                         -------------------------

  / /  A      / /  SA      / /  Q      / /  New PAC (Complete PAC app.)

  / /  Suspend Billing                 / /  Existing PAC #
                                                          -------------
                                            DRAW DATE
                                                      -------------

 Additional Funds of $         coming from
                      ---------           -------------------- / /  1035 TFE
                                            (name of source)



/ 10 /  THIRD PARTY OWNER
============================================================================
 Complete below if the Owner(s) of the contract will be other than:

     * The proposed insured(s) named in number 1 or numbers 1 and 2 (if joint life contract).

     * The Adult Applicant for Proposed Insured age 0-17 named in number 1.


                                   (If more than two Natural Person Owners,
                                     use number 6 to give additional Owner
 a. NATURAL PERSON OWNER(S):         information.)
----------------------------------------------------------------------------
 First      Middle      Last        Soc Sec #   Sex  Date of Birth       Age

                                                      Mo  Day  Yr
----------------------------------------------------------------------------
 Street Address         City       State   Zip         Relationship to
                                                       person in #1

----------------------------------------------------------------------------

 First      Middle      Last        Soc Sec #   Sex  Date of Birth       Age

                                                      Mo  Day  Yr
----------------------------------------------------------------------------
 Street Address         City       State   Zip         Relationship to
                                                       person in #1

----------------------------------------------------------------------------


 If more than one Natural Person Owner is requested, all Owners must act in concert to exercise ownership rights. Indicate type of ownership:

                      / /  Joint Tenancy with right of survivorship

                      / /  Tenancy in common


                                                (If more room is needed
                                                  for additional Trustee
 b. TRUST, CORPORATION OR PARTNERSHIP OWNER:      information, use number 6)
----------------------------------------------------------------------------
 Full name of Trust, Corporation or                  Tax ID # of
 Partnership to be Third Party Owner                 Trust/Corp./Partnership


----------------------------------------------------------------------------
 Name and Title of person(s)       State and Date of Trust/Corp./Partnership
 signing as Third Party Owner                Mo      Day      Yr
 (If Trust, name all Trustees)


----------------------------------------------------------------------------
Street Address of Corporation,                City         State     Zip
Partnership, or each Trustee


----------------------------------------------------------------------------



                              A contract cannot be issued without a correct
                              Beneficiary.  (If a Trust is Beneficiary and
                              is not the Third Party Owner, a Beneficiary
                              Change Trustee Designation form must be
                              completed.  If the address of any Beneficiary
                              is different from that of the Proposed Insured
/ 11 /  BENEFICIARY           named in number 1, give complete address.)
============================================================================

 Unless specified otherwise, each surviving Beneficiary receiving proceeds will have an equal share in any Death Proceeds payable.

----------------------------------------------------------------------------
 AUTOMATIC         * Available only if a Spouse Rider or joint life contract
 BENEFICIARY:        on spouses is applied for.

                   * Do not complete sections a, b, and c below or a
                     Beneficiary Change form.

   THE AUTOMATIC BENEFICIARY FOR:

   * The Proposed Insured will be the surviving spouse named in number 2 of this application, otherwise the surviving children born to or legally adopted by their parents named in numbers 1 and 2 of this application.

   * The Other Proposed Insured will be the surviving spouse named in number 1 of this application, otherwise the surviving children born to or legally adopted by their parents named in numbers 1 and 2 of this application.

   * The Juvenile Other Proposed Insured(s) will be the surviving parents named in numbers 1 and 2 of this application, otherwise the surviving children born to or legally adopted by their parents named in numbers 1 and 2 of this application.

----------------------------------------------------------------------------
 OTHER THAN AUTOMATIC    * If you do not want the Automatic Beneficiary
 BENEFICIARY:              listed above, complete either the sections below
                           (as applicable) or a Beneficiary Change form.


 a. PRIMARY BENEFICIARY OF PROPOSED INSURED NAMED IN NUMBER 1:
----------------------------------------------------------------------------
                                  Relationship to
First     Middle     Last         Proposed Insured      Soc Sec# or Tax ID#
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

    FIRST CONTINGENT BENEFICIARY:
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

    CLASS DESIGNATION for First Contingent Beneficiary
     (Proposed Insured referred to as "MY"):

     / / MY surviving CHILDREN born to my spouse named in this application or legally adopted by us.

     / / MY surviving BROTHERS AND SISTERS born to my parents named in this application or legally adopted by them.


 b. PRIMARY BENEFICIARY OF                           (Spouse Rider or
    OTHER PROPOSED INSURED NAMED IN NUMBER 2           joint life contract):
----------------------------------------------------------------------------
                              Relationship to Other
First     Middle     Last       Proposed Insured        Soc Sec# or Tax ID#
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

    FIRST CONTINGENT BENEFICIARY:
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

    CLASS DESIGNATION for First Contingent Beneficiary
     (Other Proposed Insured referred to as "MY"):

     / / MY surviving CHILDREN born to my spouse named in this application or legally adopted by us.


 c. PRIMARY BENEFICIARY OF JUVENILE OTHER          (Applies to all children
    PROPOSED INSURED(S) NAMED IN NUMBER 3:           covered by Child Rider)
----------------------------------------------------------------------------
                              Relationship to Juvenile
First     Middle     Last     Other Proposed Insured(s)  Soc Sec# or Tax ID#
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

    FIRST CONTINGENT BENEFICIARY:
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

    CLASS DESIGNATION for First Contingent Beneficiary
     (Juvenile Other Proposed Insured(s) referred to as "MY"):

     / / MY surviving BROTHERS AND SISTERS born to my parents named in this application or legally adopted by them.

----------------------------------------------------------------------------
 SURVIVAL PROVISION:  / /  ADD 15 DAY SURVIVAL PROVISION TO:

                          / /  Primary Beneficiary for all proposed insureds

                          / /  All Beneficiaries for all proposed insureds

      If other than 15 days is desired, enter number of days here
                                                                 -------

/ 12 /  (THIS SECTION INTENTIONALLY LEFT BLANK)
============================================================================







                    (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       (Complete for all
/ 13 /  INSURANCE NOW IN FORCE OR APPLIED FOR            proposed insureds.)
============================================================================

 a. EXISTING/PENDING LIFE COVERAGE     / /  CHECK HERE IF "NONE"

----------------------------------------------------------------------------
                                 Life    Accidental  Will be Continued?
 First Name  Name of Company    Amount  Death Amount      Yes   No      Date
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------


 b. Within the past 6 months, has any life or health insurance been applied for, issued, modified, postponed, declined or has any renewal or reinstatement of such insurance been refused?

                           / /  Yes        / /  No
----------------------------------------------------------------------------
   If Yes, give details including the company name, date, insurance applied for and reason for any modification.





----------------------------------------------------------------------------



/ 14 /  REPLACEMENT    (Complete for all applications.)
============================================================================
 Will the contract applied for replace any annuity or life insurance on any proposed insured? (This includes a lapse or surrender, partial surrender, exchange, or cancelling a benefit. This does not include term conversion of an existing LB/LBVIP contract or rider.)

 / /  Yes     / /  No
----------------------------------------------------------------------------
 If Yes, give details including the company name and contract number(s). Complete a replacement disclosure form, if required by the issue state.





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/ 15 /  EMPLOYMENT   (Complete for all proposed insureds ages 18 and over.)
============================================================================
                          PROPOSED INSURED            OTHER PROPOSED INSURED
                           (named in #1)                  (named in #2)
----------------------------------------------------------------------------
 a.  Occupational Title

----------------------------------------------------------------------------
 b.  Occupational Duties




----------------------------------------------------------------------------
 c.  How long at this
     occupation?             yrs      mos                   yrs      mos
----------------------------------------------------------------------------
 d.  Name of Employer
     and Business Address


----------------------------------------------------------------------------
 e.  Adjusted Gross Income
                             Earned  $               Earned  $
                                      ------------            --------------

                           Unearned  $             Unearned  $
                                      ------------            --------------
----------------------------------------------------------------------------
 f.  Within the past         / /  Yes    / /  No       / /  Yes     / /  No
     6 months, has any
     illness, injury,        If Yes, give details.     If Yes, give details.
     or other health
     condition caused
     the proposed
     insured to change
     occupation, place of
     employment, or hours
     of work?
----------------------------------------------------------------------------



                                               (Complete for all proposed
/ 16 /  NONPHYSICAL DATA                         insureds ages 16 and over.)
============================================================================
 In the past 5 years, has any proposed insured:              YES         NO

 a.  Flown as a pilot, copilot, student pilot, crew
     member, or have any intent to fly as such?              / /        / /
     If Yes, complete the Aviation Supplement.

 b.  Participated in hang-gliding, skydiving, skin
     or scuba diving, rock or mountain climbing, vehicle
     racing (land, air, water) or have any intent to
     participate in such activities?                         / /        / /

 c.  Resided in a foreign country; or, within the
     next 6 months, does any proposed insured intend to
     travel or reside in a foreign country for more
     than 30 days?                                           / /        / /

 d.  Been refused a driver's license, had a license
     suspended or had a moving violation or accident?
     If Yes, give details below including name and
     driver's license number.                                / /        / /

 e.  Used, except as prescribed by a physician, any
     controlled substance (e.g. cocaine, amphetamines
     or other stimulant; barbiturates or other
     sedative; LSD, marijuana, or other hallucinogen;
     heroin, morphine, opium or other narcotic)?             / /        / /

 f.  Been convicted of a felony?                             / /        / /

----------------------------------------------------------------------------
If Yes to any question above, give details.





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/ 17 / TOBACCO USAGE  (Complete for all proposed insureds ages 20 and over.)
============================================================================
                              PROPOSED INSURED        OTHER PROPOSED INSURED
                                       Date                    Date
 HAS THE PROPOSED INSURED:    YES  NO  Discontinued   YES  NO  Discontinued
----------------------------------------------------------------------------

 a.  Smoked one or more
     cigarettes in the
     last 12 months?
----------------------------------------------------------------------------

 b.  Formerly smoked
     cigarettes?
----------------------------------------------------------------------------

 c.  Used any other
     form of tobacco
     in the last
     12 months?
----------------------------------------------------------------------------

 d.  Formerly used any
     other form of
     tobacco?

----------------------------------------------------------------------------
If Yes to c or d, give details including form(s) of tobacco used (e.g. pipe, cigar, chewing, snuff, etc.).





----------------------------------------------------------------------------



NONMEDICAL     (Complete for all proposed insureds.)                 PART II
============================================================================

1a.  Height and weight:

     First Name    Height       Weight    First Name     Height     Weight
                     ft   in          lbs                  ft   in       lbs
    ------------  ---  ---      ------    ------------  ---  ---   ------

                     ft   in          lbs                  ft   in       lbs
    ------------  ---  ---      ------    ------------  ---  ---   ------

                     ft   in          lbs                  ft   in       lbs
    ------------  ---  ---      ------    ------------  ---  ---   ------


 b.  For any proposed insured under age 1, give birth weight.     lbs     oz
                                                             -----   -----


2a. Name, address and phone number of primary health care provider of Proposed Insured named in #1, page 1:

     / /  Check here if "None"
                                    ----------------------------------------

                                    ----------------------------------------
                                                           (   )
                                    ----------------------------------------


 b.  Date and reason last consulted
                                    ----------------------------------------

                                    ----------------------------------------


 c.  Results
             ---------------------------------------------------------------


3a. Name, address and phone number of primary health care provider of Other Proposed Insured named in #2, page 1:

     / /  Check here if "None"
                                    ----------------------------------------

                                    ----------------------------------------
                                                           (   )
                                    ----------------------------------------


 b.  Date and reason last consulted
                                    ----------------------------------------

                                    ----------------------------------------


 c.  Results
             ---------------------------------------------------------------


4. Has any proposed insured had parents, brothers, or sisters who have had diabetes, cancer, high blood pressure, heart disease, Huntington's chorea, polycistic kidney disease or other congenital disorder?

                           / /  Yes    / /  No
----------------------------------------------------------------------------
     If Yes, give details including relationship, condition, current age, or age at death.





----------------------------------------------------------------------------


PART II -- CONTINUED  (Complete for all proposed insureds.)
========================================================================================================================
5.   IN THE PAST 10 YEARS, HAS ANY PROPOSED INSURED
     HAD ANY INDICATION OF, BEEN DIAGNOSED AS HAVING,                    GIVE DETAILS FOR "YES" ANSWERS INCLUDING:
     OR BEEN TREATED BY A PHYSICIAN OR OTHER HEALTH                                        NAME AND
     CARE PROVIDER FOR ANY DISEASE OR DISORDER OF                        QUES.             ADDRESS OF PHYSICIAN/CLINIC
     THE FOLLOWING:                                      YES     NO       NO.   PERSON     DATE, DIAGNOSIS AND TREATMENT
                                                         -----------   -------------------------------------------------
 a.  Eyes, ears, nose, throat, or skin?                  / /    / /

 b.  Circulatory system (e.g. heart, blood or
     blood vessels), such as chest pain, high
     blood pressure, heart attack, heart murmur,
     stroke, transient ischemic attack (TIA),
     anemia, or phlebitis?                               / /    / /

 c.  Digestive system (e.g. esophagus, stomach,
     intestines, liver, gallbladder, or pancreas),
     such as intestinal bleeding, ulcer, Crohn's
     disease, hernia, hemorrhoids, colitis, or
     diarrhea of more than one week's duration?          / /    / /

 d.  Endocrine (hormonal) system e.g. thyroid,
     adrenal, or pituitary glands), such as
     diabetes, thyroid, or other glandular
     disorder?                                           / /    / /

 e.  Reproductive system (female or male,
     e.g. breasts, ovaries, uterus, prostate,
     or testes), such as menstrual disorder,
     complications of pregnancy, or prostate
     disorder?                                           / /    / /

 f.  Genitourinary system (e.g. kidney or
     bladder), such as sugar, albumin or blood
     in urine, or kidney stones?                         / /    / /

 g.  Skeletal system (e.g. muscles, bones,
     or joints), such as arthritis, back or neck
     disorder, sciatica, gout, or lupus or other
     connective tissue disease?                          / /    / /

 h.  Nervous system (e.g. brain, spinal cord,
     or nerves), such as convulsions, epilepsy,
     paralysis, multiple sclerosis, cerebral
     palsy, dizziness, or fainting?                      / /    / /

 i.  Respiratory system (e.g. lungs), such as
     allergies, asthma, shortness of breath,
     or emphysema?                                       / /    / /

 j.  Immune system (e.g. lymph nodes), such as
     any immunosuppressive condition, Acquired
     Immune Deficiency Syndrome (AIDS), AIDS
     Related Complex (ARC), or any disorder or
     swelling of the lymph nodes?                        / /    / /

----------------------------------------------------------------------
6.   IN THE PAST 10 YEARS, HAS ANY PROPOSED INSURED:

 a.  Been diagnosed or treated for cancer, tumor,
     or cyst, either malignant or benign?                / /    / /

 b.  Tested positive for antibodies to the AIDS
     virus (HIV positive)?                               / /    / /

 c.  Been treated, received counseling, been
     advised to seek counseling, or joined a
     support organization because of alcohol
     or drug usage?                                      / /    / /

 d.  Received any care or counseling (individual,
     family, or group) for any emotional or mental
     health problem, nervous disorder, depression,
     anxiety, or stress?                                 / /    / /

 e.  Requested or received a pension, benefits,
     or payment because of any injury, sickness,
     or disability?                                      / /    / /

----------------------------------------------------------------------
7.   OTHER THAN THE ABOVE, WITHIN THE PAST 5 YEARS,
     HAS ANY PROPOSED INSURED:

     (State specific reason why done or what prompted)

 a.  Had a checkup, physical consultation,
     chiropractic or therapist consultation;
     or any other illness or surgical procedure?         / /    / /

 b.  Been treated or evaluated at a hospital,
     clinic, or other facility, or been advised
     to have any test or surgical procedure
     not completed?                                      / /    / /

 c.  Had an electrocardiogram, X-ray, blood
     or heart studies, or other tests?                   / /    / /

 d.  Received treatment or any medication for
     any reason?                                         / /    / /

------------------------------------------------------------------------------------------------------------------------
        Sign here ONLY IF Proposed Insured is age 0-17 and does not live with Adult Applicant:


        --------------------------------------------------------------------------------------
        Signature of person with whom child usually resides                               Date

SIGNATURE STATEMENT FOR APPLICATION
============================================================================
I have read, or had read to me, the statements and answers recorded on this application. They are given to obtain this insurance and are, the best of my knowledge and belief, true and complete and correctly recorded. I agree that they will become part of this application and any contract issued. I also agree that:

1. Except as provided in the Conditional Variable Life Insurance Agreement, issued if the Minimum Conditional Insurance Premium is paid in advance, no insurance will take effect unless and until:

    a.  A contract of insurance is issued and delivered;

    b.  The full first premium is paid; and

    c. The health of all persons to be insured remains as stated in this application.

2. No Representative has the authority to waive any question contained in the application or to modify the application in any way.

3. Changes in amount, plan, benefits, classification, or issue age applied for must be agreed to in writing by me.

4. THE FOLLOWING STATEMENTS MUST BE READ BY OR TO THE ADULT PROPOSED INSURED(S) OR ADULT APPLICANT AND ANY THIRD PARTY OWNER(S):

    a.  I HAVE RECEIVED A CURRENT PROSPECTUS FOR THE CONTRACT APPLIED FOR.

    b. I UNDERSTAND THAT UNDER THE CONTRACT APPLIED FOR THE AMOUNT OF THE ACCUMULATED VALUE MAY INCREASE OR DECREASE DAILY BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT AND THAT THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY VARY WITH THE ACCUMULATED VALUE.

    c. WITH THIS IN MIND, THE CONTRACT APPLIED FOR IS IN ACCORD WITH MY INVESTMENT OBJECTIVES AND ANTICIPATED INSURANCE AND FINANCIAL NEEDS.


AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION
FOR ANY PERSON TO BE INSURED
============================================================================
I authorize Lutheran Brotherhood, its agents, employees, reinsurers, insurance support organizations, and their representatives to obtain information about me or my children (if coverage is applied for on my children) to evaluate this application. This information may be about
(a) age;  (b) physical and mental health history, condition and care;
(c) occupation; (d) income; (e) avocations; (f) driving record; (g) other personal characteristics; and (h) other insurance. I understand that my records may contain information regarding the medical diagnosis or treatment of HIV (AIDS virus), sexually transmitted diseases, drug and/or alcohol abuse, and psychiatric or psychological treatment or care. I give my specific authorization for these records to be released.

I authorize any physician, health care provider, hospital, clinic, medical facility, the Veterans Administration, the Medical Information Bureau, Inc.
(MIB), employer, consumer reporting agency, or other insurance company to release information about me or my children to Lutheran Brotherhood or its representatives on receipt of a copy of this Authorization. Lutheran Brotherhood or its representatives may also release this information about me or my children to its reinsurers, to the MIB, or to another insurance company to whom I have applied or may apply or to whom a claim has been made. No other releases may be made except as allowed by law or as I further authorize. I also understand that I have the right to revoke this Authorization at any time except to the extent that the program or person which is to release the information has already acted in reliance on it.

I have read this Authorization or had it read to me and know that I may request to receive a copy.

I have received a copy of Lutheran Brotherhood's Notice regarding Consumer Reports and the Medical Information Bureau, Inc. I authorize Lutheran Brotherhood to obtain an investigative consumer report on me.

/ /  I REQUEST TO BE PERSONALLY INTERVIEWED IF AN INVESTIGATIVE
     REPORT IS DONE.

----------------------------------------------------------------
Names of children to be covered by this Authorization

THIS AUTHORIZATION IS VALID FOR 30 MONTHS FROM THE DATE IT IS SIGNED AND A COPY IS AS VALID AS THE ORIGINAL.


SIGNATURE FOR APPLICATION AND AUTHORIZATION
============================================================================


----------------------------------------------------------------------------
Dated at (City and State)                                               Date


----------------------------------------------------------------------------
Representative Signature                                                 RR#


----------------------------------------------------------------------------
Proposed Insured Signature (age 18 or over) or Adult Applicant Signature if Proposed Insured is age 0-17


----------------------------------------------------------------------------
Other Proposed Insured Signature if applicable (age 18 or over)


----------------------------------------------------------------------------
Third Party Owner(s) Signature if applicable (all Trustees must sign)

REPRESENTATIVE REPORT        (Complete for all applications)
============================================================================
PLEASE ALSO COMPLETE VARIABLE PRODUCT SUITABILITY SUPPLEMENT ON PAGE 10

 1.  How long have you known the proposed insured(s)?

               yrs         mos       How well?
        -------     -------                   ------------------------------


 2.  Do any of the proposed insured(s and/or owner(s)
     have a relationship with LB/LBVIP/LBSC?             / /  Yes    / /  No

     If Yes, give details in number 13. (This includes being the Insured, Annuitant, Owner or payor on another contract or account, or having a fraternal relationship with us.)


 3.  a.  Maiden and/or any previous names:
                                          ----------------------------------

     b.  Former address (if not at present
         address at least 2 yrs):
                                 -------------------------------------------

     c.  Former employer (if not at present
         employer at least 2 yrs):
                                  ------------------------------------------


 4.  a.  Were all persons to be insured present when
         the proof of insurability was completed?        / /  Yes    / /  No

     b.  If family coverage applied for, has any
         family member, who qualified by age,
         been omitted?                                   / /  Yes    / /  No

     c.  Is application the result of the inquiry
         of the person(s) to be insured?                 / /  Yes    / /  No


 5.  a.  Do all child(ren) to be insured reside
         with both parents?  If No, give details
         in number 13 below.                             / /  Yes    / /  No

     b.  Is the child(ren) adopted or being adopted
         by one or both of the parents?  (Also
         complete questions   ,   , and    .)            / /  Yes    / /  No


 6.  a.  Is any proposed insured now in
         military service?                               / /  Yes    / /  No

     b.  Branch          Rank          Duties
               ----------    ----------      -------------------------------

     c.  Has any proposed insured been
         alerted for overseas duty?                      / /  Yes    / /  No


 7.  a.  The following tests have been arranged for:

           / /  Paramed Exam     / /  Blood Profile (including urine sample)

          / /  Electrocardiogram      / /  Stress ECG      / /  M.D. Exam

     b.  Name and address of Paramed facility:

         / /  Fees have been discussed
                                      --------------------------------------

     c.  Pre-payment of $       required for APS from:
                         -------                      ----------------------


 8. a. The most convenient time and place for the Personal History Interview (PHI) call is:

         Proposed Insured -- Time Frame        -         AM/PM
                                       -------- ---------

         Other Proposed Insured -- Time Frame        -        AM/PM
                                             -------- --------

     b.  May we talk to the proposed insured's spouse?   / /  Yes    / /  No


 9. ALTERNATE/ADDITIONAL COVERAGE on Proposed Insured named in number 1 of this application:

     a.  / /  Alternate LB Variable Life    / /  Additional LB Variable Life


     b.  Basic Benefits:  Plan             Initial Face Amount $
                              ------------                      ------------

     c.  Additional Benefits:

         / /  WSA $               / /  COLA  ADB $           GIO $
                   -----------                    ----------      ----------


10.  Is the BOND Magazine received by anyone in
     the household of the proposed insured(s)?           / /  Yes    / /  No


11.  SPLIT COMMISSIONS  (if applicable)

     Print name, RR number and percent commissions:  Signatures of all RRs:

     RR of Record                No.        %
                 ----------------  ---- ----    ----------------------------

     RR                          No.        %
       --------------------------  ---- ----    ----------------------------

     RR                          No.        %
       --------------------------  ---- ----    ----------------------------


12.  SOURCE OF BUSINESS  (Circle one box for each category):

     Appointment:

     1.  Cold Call     3.  Direct Mail

     2.  Referral      4.  Periodic Review


     Process:

     1.  BNA           3.  ELNA (ENA)

     2.  CNA           4.  Other


     Kind:

     1.  Personal      3.  Charitable

     2.  Business      4.  Other


----------------------------------------------------------------------------
13.  DETAILS AND INSTRUCTIONS







----------------------------------------------------------------------------


REPRESENTATIVE REPORT SIGNATURE STATEMENT
----------------------------------------------------------------------------
I certify that I personally solicited and secured this application; that I have read each question on it to all persons applying for this insurance and have truly and accurately recorded the answers exactly as given. I state, to the best of my knowledge, this application IS/IS NOT (CIRCLE ONE) for the purchase of a contract that will replace any existing insurance or annuity contract.

         -------------------   ---------------------------------------------
         Date                  Representative Signature                  RR#

[LOGO] LUTHERAN BROTHERHOOD
       A Fraternal Benefit Society                          VARIABLE PRODUCT
       Minneapolis, MN  55415                         SUITABILITY SUPPLEMENT
============================================================================
Registered Representatives are required to make inquiries and provide information relating to the financial condition of the purchasers of variable products. A recommendation to purchase a variable product must be based on a reasonable belief that the purchase is suitable. The proposed insured(s) is urged to supply the following information to allow us to make an informed judgment. Suitability is assessed by a Registered Principal of Lutheran Brotherhood Securities Corp. and all information is kept confidential.

 1.  NAME OF PROPOSED INSURED:
                              ----------------------------------------------
     Occupation:
                ------------------------------------------------------------
     Employer's Name:
                     -------------------------------------------------------
     Employer's Address:
                        ----------------------------------------------------

                        ----------------------------------------------------


 2.  NAME OF OTHER PROPOSED INSURED:
                                    ----------------------------------------
     Occupation:
                ------------------------------------------------------------
     Employer's Name:
                     -------------------------------------------------------
     Employer's Address:
                        ----------------------------------------------------

                        ----------------------------------------------------


 3.  TAXABLE INCOME:  (Joint income, if applicable)

     / /  Under $15,000             / /  $75,000 - $149,999

     / /  $15,000 - $49,999         / /  $150,000 and over

     / /  $50,000 - $74,999

     Estimated Tax Bracket:            %
                           ------------


 4.  PRESENT FINANCIAL ASSETS:  (include amount being invested)
                                (Joint assets, if applicable)

     Savings:        $                  Business:           $
                      ---------------                        --------------

     Mutual Funds:   $                  Other:              $
                      ---------------                        --------------

     Bonds:          $
                      ---------------
                                        Debt
     Stocks:         $                  Obligations:       ($              )
                      ---------------                        --------------

     Residence:      $                  Net Worth:          $
                      ---------------                        ==============


 5.  INSURANCE:  (Joint coverage, if applicable)

     Life insurance owned:  Face Amount $            Cash Value $
                                         -----------             -----------

     Disability Income insurance owned:  Monthly Amount $
                                                         -----------


 6.  INVESTMENT TIME HORIZON:  / /  Short-Term (0-3 yrs)

                               / /  Long-Term (3+ yrs)


 7.  RISK TEMPERAMENT:  (From Fact Finder)

       / /  Conservative        / /  Moderate        / /  Aggressive


 8.  THE FOLLOWING INFORMATION IS MANDATORY:

     If the proposed insured(s)/Owner is employed by or associated with a member of the NASD, please complete:

     -----------------------------------------------------------------------
     Firm Name and Address


I have read the statements and answers recorded on this Suitability Supplement and they are, to the best of my knowledge and belief, true and complete and correctly recorded.


I have received and reviewed a current prospectus and understand the investment objectives and potential risk. I understand that the value of the units is not guaranteed. When units are redeemed, they may be worth more or less than what was paid for them. I understand there may be a surrender charge as explained in the prospectus and for this and other reasons, most investments should be made for the long-term (three or more years).


I agree to arbitrate any disputes between Lutheran Brotherhood, Lutheran Brotherhood Securities Corp. and me. I specifically agree and recognize that all controversies which may arise between Lutheran Brotherhood, Lutheran Brotherhood Securities Corp., its agents, representatives or employees and me, concerning any transaction, account or the interpretation, performance or breach of this agreement between Lutheran Brotherhood, Lutheran Brotherhood Securities Corp. and me will be determined by arbitration to the full extent provided by law. Such arbitration will be in accordance with the rules then in effect of the National Association of Securities Dealers, Inc.


I further understand and agree that:

  1.  Arbitration is final and binding on all parties.

  2. I am waiving my right to seek remedies in court, including the right to a jury trial.

  3. Pre-arbitration discovery is generally more limited than and different from court proceedings.

  4. The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or seek modification of rulings by the arbitrators is strictly limited.

  5. The panel of arbitrators will typically include a minority of arbitrators who are affiliated with the securities industry.


I acknowledge that this supplement contains a binding and enforceable arbitration agreement.


----------------------------------------------------------------------------
Dated at (City and State)                                               Date


-------------------------------------   ------------------------------------
Proposed Insured Signature (age 18 or over) or Adult Applicant's Signature if Proposed Insured is age 0-17


----------------------------------------------------------------------------
Other Proposed Insured Signature if applicable (age 18 or over)


----------------------------------------------------------------------------
Third Party Owner(s) Signature applicable (all Trustees must sign)


----------------------------------------------------------------------------
Registered Representative Signature                                      RR#

===================================================================
  (Home Office use only)

  ---------------------------------------------------------------
  Suitability Approved by Registered Principal               Date
===================================================================





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